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Exhibit 99.5

HALO Industries, Inc.
April 2002

Case #02 B 12059 (HALO Industries DIP)

Exhibit A—Consolidated HALO DIP

MOR#1—Cash Receipts & Disbursements

In re HALO Industries, Inc.	Case No. 02 B 12059
Debtor	Reporting Period: Apr. 2002

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

        Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH—ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS
NET CASH FLOW (RECEIPTS LESS DISBURSEMENT)
CASH—END OF MONTH

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

FORM MOR-1
(9/99)

See Exhibit "A"

HALO INDUSTRIES—DIP	Actual April	Budget April	Variance Fav/(Unfav)
CASH FLOW PROJECTIONS FOR THE WEEK ENDING
CASH RECEIPTS	12,490	11,795	695
DCP REDEMPTION	—	—	—
PROGRAM LIQUIDATION COLLECTIONS	—	—	—
LESS PROCEEDS FROM SALE & C/R OTHER	(316)	399	715
TOTAL CASH RECEIPTS	12,174	12,194	(20)
CASH REQUIREMENTS
PRODUCT	6,569	8,099	1,531
SUPPLIER DEPOSIT	—	—	—
PREPAYMENTS	—	—	—
SELLING EXPENSE
COMMISSIONS	999	1,197	198
WAGES	216	314	98
SEVERANCE	12	5	(7)
PAYROLL TAX	71	116	45
SALES ASST.	—	—	—
SAMPLE EXPENSE	30	84	54
MARKETING EXP	—	—	—
CATALOGS	14	15	0
ADVERTISING	2	11	9
AUTOMOBILE	—	0	0
TRAVEL	—	4	4
MEALS & ENT.	—	—	—
PROMOTION & BUS. EXP.	0	—	(0)
EXHIBITS & SHOWS	0	6	6
NATIONAL MEETING EXP.	—	4	4
REGIONAL EXP MEETING	—	—	—
REBATE, ROYALTIES & REFUNDS	27	43	16
RECRUITING EXPENSE	—	2	2
TELEMARKETING	—	2	2

TOTAL SELLING	1,371	1,804	433

G&A EXPENSES
WAGES	675	781	106
WAGES — SEVERANCE	124	152	28
RETENTION BONUS	140	—	(140)
TEMP HELP	16	9	(7)
SALARY — OTHER	—	—	—
PAYROLL TAXES	68	71	4
EMPLOYEE BONUS	—	—	—
EDUCATION/TRAINING	2	2	0
401K EXP	—	—	—
GROUP INSURANCE	0	(13)	(14)
SELF INSURANCE CLAIMS	687	380	(307)
LIFE INSURANCE	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—
TRAVEL	56	27	(29)
M&E	24	15	(8)
AUTO EXP	13	14	1
RENT EXPENSE	74	210	136
RENT ADD ON EXP	7	10	3
UTILITIES	8	2	(6)
R&M & CAP EX	4	6	2
ALARM SERVICE	0	0	(0)
MOVING EXP	7	—	(7)
EQUIP RENTAL	35	18	(17)
REAL ESTATE TAXES	—	1	1
TELEPHONE	105	72	(33)
TELEPHONE REPAIRS	18	6	(12)
FREIGHT HOUSE	58	86	28
POSTAGE	1	8	7
COLLECTION EXP	1	6	5

BANK/CREDIT CARD FEES	144	85	(59)
OFFICE EXP	4	8	4
PRINTING/STATIONARY	0	24	24
DUES & SUBS	1	5	5
DATA LINES	78	135	57
COMPUTER SUPPLIES	4	4	(0)
COMPUTER SUPPORT	1	2	0
OFFICE SUPPLIES	2	12	10
ART SUPPLIES	—	0	0
SHOP SUPPLIES	—	1	1
SHIPPING SUPPLIES	0	6	6
PROFESSIONAL FEES	183	244	61
GEN LIAB & PROPERTY	129	—	(129)
PUBLIC COMPANY EXPENSES	1	—	(1)
BUS LICENSES & FEES	5	10	5
USE TAX/SALES TAX	48	222	174
TAX PENALTIES	0	—	(0)
CONTRIBUTIONS	—	0	0
INTEREST	15	86	71
MISCELLANEOUS	0	28	28
MANAGEMENT FEE/(RECEIPT)	(475)	(950)	(475)

TOTAL G&A	2,265	1,786	(479)

TOTAL CASH DISBURSEMENTS	10,205	11,690	1,485

NET CASH FLOW	1,969	504	1,464

HALO Industries, Inc.
April 2002

Case #02 B 12059 (HALO Industries DIP)

Exhibit E—Consolidated Statement of Operations (MOR#2)

HALO DIP
STATEMENT OF OPERATIONS
(Income Statement)
April 30, 2002

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$6,965,513	$120,241,078
Less: Returns and Allowances	—	(83)
Net Revenue	$6,965,513	$120,240,994
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	5,040,978	87,342,372
Gross Profit	1,924,535	32,898,622
OPERATING EXPENSES
Advertising	2,102	123,682
Auto and Truck Expenses	1,088	42,486
Bad Debts	30,010	410,278
Contributions
Employee Benefits Programs	274,215	2,639,104
Insider Compensation*	1,327,766	22,234,598
Insurance	46,140	548,193
Management Fee/Bonuses	131,876	1,729,207
Office Expense	44,357	389,211
Pension & Profit Sharing Plans
Repairs and Maintenance	(68,079)	510,137
Rent and Lease Expense	329,642	5,635,522
Salaries/Commission/Fees	883,915	12,175,797
Supplies	16,064	489,736
Taxes — Payroll	76,100	932,013
Taxes — Real Estate
Taxes — Other	13,253	311,839
Travel and Entertainment	72,258	762,745
Utilities	11,953	356,588
Other (attach schedule)	129,599	11,192,287
Total Operating Expenses Before Depreciation	3,322,259	60,483,422
Depreciation/Depletion/Amortization	401,537	3,933,683
Net Profit (Loss) Before Other Income & Expenses	(1,799,261)	(31,518,483)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	(64,113)	(339,700)
Interest Expense	507,861	4,115,537
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	(1,355,514)	(27,742,647)
REORGANIZATION ITEMS
Professional Fees	401,227	7,228,347
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	5,282	(231,889)
Other Reorganization Expenses (attach schedule)	38,552	3,977,211
Total Reorganization Expenses	445,061	10,973,669
Income Taxes	405	—
Net Profit (Loss)	$(1,800,979)	$(38,716,316)

* "Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
STATEMENT OF OPERATIONS — continuation sheet
April 30, 2002

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	919	22,402
Sample amortization	43,170	625,942
Marketing	—	—
Catalogs	10,275	5,176,724
Promotion and business development	148	23,735
Exhibit & show expenses	15,317	155,274
National meeting expense	—	—
Regional meeting expense	—	3,500
Royalty fees	50,937	254,647
Recruiting expense	—	503
Telemarketing — phone	802	4,308
Other selling expenses	563	1,074
Intercompany Selling Expense	—	—
Telephone / facsimile	191,387	1,992,398
Postage and freight	32,457	1,041,704
Bank fees / credit card charges	19,911	681,888
Computer expenses	180,786	470,182
Public company expenses	42,575	434,195
Other	11,912	4,536,536
Allocation Exp	(471,562)	(4,232,724)

Total Other	129,599	11,192,287

CCA — Birmingham
STATEMENT OF OPERATIONS
(Income Statement)
April 30,2002

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$—	$7,242,819
Less: Returns and Allowances	—	—
Net Revenue	$—	$7,242,819
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	3,501	6,154,335
Gross Profit	(3,501)	1,088,484
OPERATING EXPENSES
Advertising	—	—
Auto and Truck Expenses	—	466
Bad Debts	—	34,932
Contributions
Employee Benefits Programs	—	26,381
Insider Compensation*	—	13,853
Insurance	—	—
Management Fee/Bonuses	—	—
Office Expense	340	460
Pension & Profit Sharing Plans
Repairs and Maintenance	2,381	36,263
Rent and Lease Expense	27,565	273,075
Salaries/Commission/Fees	182,897	752,158
Supplies	12,310	241,496
Taxes — Payroll	836	2,647
Taxes — Real Estate
Taxes — Other	—	33,177
Travel and Entertainment	—	10,667
Utilities	4,544	28,723
Other (attach schedule)	22,604	3,570,169
Total Operating Expenses Before Depreciation	253,475	5,024,467
Depreciation/Depletion/Amortization	—	—
Net Profit (Loss) Before Other Income & Expenses	(256,976)	(3,935,983)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	(64,126)	(425,564)
Interest Expense	—	—
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	(321,102)	(4,361,547)
REORGANIZATION ITEMS
Professional Fees	—	484,452
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	—	484,452
Income Taxes	—	—
Net Profit (Loss)	$(321,102)	$(4,845,999)
*
"Insider" is defined in 11 U.S.C. Section 101(31).

CCA — Birmingham
STATEMENT OF OPERATIONS — continuation sheet
April 30, 2002

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	919	(4,800)
Sample amortization	—	—
Marketing	—	—
Catalogs	—	4,857,121
Promotion and business development	—	—
Exhibit & show expenses	—	—
National meeting expense	—	—
Regional meeting expense	—	—
Royalty fees	—	—
Recruiting expense	—	—
Telemarketing — phone	—	—
Other selling expenses	563	1,075
Intercompany Selling Expense	—	—
Telephone / facsimile	5,050	124,477
Postage and freight	100	4,239
Bank fees / credit card charges	—	1,265
Computer expenses	11,905	54,398
Public company expenses	—	—
Other	629	(1,082,132)
Allocation Exp	3,438	(385,474)

Total Other	22,604	3,570,169

Events by HA-LO
STATEMENT OF OPERATIONS
(Income Statement)
April 30, 2002

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$36	$2,029,533
Less: Returns and Allowances	—	—
Net Revenue	$36	$2,029,533
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	166	1,171,291
Gross Profit	(130)	858,242
OPERATING EXPENSES
Advertising	—	—
Auto and Truck Expenses	500	4,500
Bad Debts	—	—
Contributions
Employee Benefits Programs	4,950	44,159
Insider Compensation*	(25,587)	244,250
Insurance	—	—
Management Fee/Bonuses	—	—
Office Expense	46	2,218
Pension & Profit Sharing Plans
Repairs and Maintenance	—	—
Rent and Lease Expense	—	6,811
Salaries/Commission/Fees	23,000	392,944
Supplies	—	66
Taxes — Payroll	1,505	47,116
Taxes — Real Estate
Taxes — Other	—	—
Travel and Entertainment	2,015	2,154
Utilities	—	—
Other (attach schedule)	10,726	97,059
Total Operating Expenses Before Depreciation	17,154	841,276
Depreciation/Depletion/Amortization	—	—
Net Profit (Loss) Before Other Income & Expenses	(17,284)	16,967
OTHER INCOME & EXPENSES
Other Income (attach schedule)	—	—
Interest Expense	15,760	152,736
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	(1,523)	169,703
REORGANIZATION ITEMS
Professional Fees	—	—
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	—	—
Income Taxes	—	—
Net Profit (Loss)	$(1,523)	$169,703

* "Insider" is defined in 11 U.S.C. Section 101(31).

Events by HA-LO
STATEMENT OF OPERATIONS — continuation sheet
April 30, 2002

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	—	—
Sample amortization	—	—
Marketing	—	—
Catalogs	—	—
Promotion and business development	—	—
Exhibit & show expenses	—	—
National meeting expense	—	—
Regional meeting expense	—	—
Royalty fees	—	—
Recruiting expense	—	—
Telemarketing - phone	—	—
Other selling expenses	—	—
Intercompany Selling Expense	—	—
Telephone / facsimile	196	4,313
Postage and freight	32	565
Bank fees / credit card charges	81	(1,570)
Computer expenses	—	—
Public company expenses	—	—
Other	—	0
Allocation Exp	10,417	93,750

Total Other	10,726	97,059

HALO Industries, Inc.
April 2002

Case #02 B 12059 (HALO Industries DIP)

Exhibit F—Consolidated Balance Sheet (MOR#3)

HALO DIP
BALANCE SHEET
April 30, 2002

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	(1,886,728)	1,207,623
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	26,568,084	47,810,047
Notes Receivable	—	—
Inventories	4,264,997	12,658,204
Prepaid Expenses	3,006,267	7,755,134
Professional Retainers
Other Current Assets (attach schedule)	189,367,582	192,206,777
TOTAL CURRENT ASSETS	$221,320,202	$261,637,784
PROPERTY AND EQUIPMENT
Real Property and Improvements	229,166	3,942,889
Machinery and Equipment	15,302,901	16,998,197
Furniture, Fixtures and Office Equipment	4,543,008	9,717,576
Leasehold Improvements	2,249,674	4,153,447
Vehicles	56,679	77,208
Less Accumulated Depreciation	(13,615,262)	(16,663,533)
TOTAL PROPERTY & EQUIPMENT	$8,766,166	$18,225,785
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	231,105,494	233,583,342
TOTAL OTHER ASSETS	$231,105,494	$233,583,342
TOTAL ASSETS	$461,191,862	$513,446,911
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	4,257,376	27,060,128
Taxes Payable (refer to FORM MOR-4)	(11,485,352)	(11,489,445)
Wages Payable	4,702,537	8,197,012
Notes Payable
Rent / Leases — Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	29,240,648	47,213,511
TOTAL POSTPETITION LIABILITIES	$26,715,209	$70,981,206
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	32,734,478	—
TOTAL PRE-PETITION LIABILITIES	$32,734,478	$—
TOTAL LIABILITIES	$59,449,687	$70,981,206
OWNER EQUITY
Capital Stock	470,592,994	470,592,994
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings — Pre-Petition	(52,961,304)	(18,714,695)
Retained Earnings — Postpetition	(12,556,592)	(27,067,242)
Adjustments to Owners Equity (attach schedule)	(3,332,923)	17,654,646
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$401,742,176	$442,465,703
TOTAL LIABILITIES AND OWNER'S EQUITY	$461,191,862	$513,446,909

* "Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
BALANCE SHEET — continuation sheet
April 30, 2002

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	189,367,582	192,206,777
Other Current Assets	189,367,582	192,206,777
Other Assets
Intangible Assets	10,081,537	14,051,075
Officer advances	(3,036)	30,938
Sample Inventory	6,680	6,680
Marketable securities	24,747	25,000
Note receivable	2,601,227	(23)
CSV — Life insurance	126,341	1,202,742
Security deposits	369,817	287,341
Other assets — miscellaneous	(2,787)	5,748
Deferred taxes — non current	2,717,076	2,717,076
Investments	215,183,892	215,256,766
Other Assets	231,105,494	233,583,342
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable-unvouchered receipts	1,261,878	574,217
Accounts payable — rebates receivable	(1,219,059)	(1,314,249)
Accounts payable — manual	6,165,623	9,916,853
Customer deposit	1,009,528	4,882,994
Accrued interest	4,742	4,742
Accrued WIP costs	—	—
Accrued expenses other	6,645,987	6,375,859
Due to Related Parties	15,000	—
Deferred Taxes — current	972,278	972,278
S/T Restructuring Reserve	6,299,576	9,213,061
Term loans	—	—
Line of credit	7,973,183	15,272,006
Capital lease obligations	—	—
Deferred rent	284	—
Deferred compensation	91,173	1,295,295
Deferred liabilities — other	20,455	20,455
Deferred payments — acquisitions	—	—
Deferred taxes — non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	29,240,648	47,213,511
Adjustments to Owner Equity
Unamortized compensation — SE	(935,620)	(1,035,620)
Cumulative translation adjustment	(1,503,195)	(290,092)
CTA — forecast category only	—	—
Retained Earnings — Other	(894,108)	18,980,358
Adjustments to Owner Equity	(3,332,923)	17,654,646

CCA — Birmingham
BALANCE SHEET
April 30, 2002

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	134,796	1,081,104
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	4,775,753	5,172,943
Notes Receivable	—	—
Inventories	45,263	(128,549)
Prepaid Expenses	—	2,544,820
Professional Retainers
Other Current Assets (attach schedule)	(9,579,229)	(8,160,152)
TOTAL CURRENT ASSETS	$(4,623,416)	$510,165
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	89,346
Machinery and Equipment	—	—
Furniture, Fixtures and Office Equipment	43,215	833,789
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	—	(888,920)
TOTAL PROPERTY & EQUIPMENT	$43,215	$34,215
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	—	—
TOTAL OTHER ASSETS	$—	$—
TOTAL ASSETS	$(4,580,201)	$544,380
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE(Postpetition)
Accounts Payable	(476,266)	752,033
Taxes Payable (refer to FORM MOR-4)	3,411	234,264
Wages Payable	—	—
Notes Payable
Rent / Leases — Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	5,118	238,883
TOTAL POSTPETITION LIABILITIES	$(467,737)	$1,225,180
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	1,383,165	—
TOTAL PRE-PETITION LIABILITIES	$1,383,165	$—
TOTAL LIABILITIES	$915,428	$1,225,180
OWNER EQUITY
Capital Stock	—	—
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings — Pre-Petition	(4,934,083)	(881,243)
Retained Earnings — Postpetition	(592,716)	200,443
Adjustments to Owners Equity (attach schedule)	31,170	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$(5,495,629)	$(680,800)
TOTAL LIABILITIES AND OWNER'S EQUITY	$(4,580,201)	$544,380
*
"Insider" is defined in 11 U.S.C. Section 101(31).

CCA — Birmingham
BALANCE SHEET — continuation sheet
April 30, 2002

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	(9,579,229)	(8,160,152)
Other Current Assets	(9,579,229)	(8,160,152)
Other Assets
Intangible Assets	—	—
Officer advances	—	—
Sample Inventory	—	—
Marketable securities	—	—
Note receivable	—	—
CSV — Life insurance	—	—
Security deposits	—	—
Other assets — miscellaneous	—	—
Deferred taxes — non current	—	—
Investments	—	—
Other Assets	—	—
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable-unvouchered receipts	—	—
Accounts payable — rebates receivable	—	—
Accounts payable — manual	3,601	20,305
Customer deposit	147	109,156
Accrued interest	—	—
Accrued WIP costs	—	—
Accrued expenses other	1,369	109,422
Due to Related Parties	—	—
Deferred Taxes — current	—	—
S/T Restructuring Reserve	—	—
Term loans	—	—
Line of credit	—	—
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	—
Deferred liabilities — other	—	—
Deferred payments — acquisitions	—	—
Deferred taxes — non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	5,118	238,883
Adjustments to Owner Equity
Unamortized compensation — SE	—	—
Cumulative translation adjustment	31,170	—
CTA — forecast category only	—	—
Retained Earnings — Other	—	—
Adjustments to Owner Equity	31,170	—

Events by HA-LO
BALANCE SHEET
April 30, 2002

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	4,054	3,318
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	361,232	773,836
Notes Receivable	—	—
Inventories	—	—
Prepaid Expenses	224,282	46,415
Professional Retainers
Other Current Assets (attach schedule)	2,158,278	2,336,788
TOTAL CURRENT ASSETS	$2,747,846	$3,160,358
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	—	—
Furniture, Fixtures and Office Equipment	—	—
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	—	—
TOTAL PROPERTY & EQUIPMENT	$—	$—
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	(10,504)	—
TOTAL OTHER ASSETS	$(10,504)	$—
TOTAL ASSETS	$2,737,342	$3,160,358
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	(46,393)	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	17,342	508,022
Notes Payable
Rent / Leases — Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	613,294	715,335
TOTAL POSTPETITION LIABILITIES	$584,244	$1,223,356
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	46,393	—
TOTAL PRE-PETITION LIABILITIES	$46,393	$—
TOTAL LIABILITIES	$630,637	$1,223,356
OWNER EQUITY
Capital Stock	—	—
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings — Pre-Petition	2,128,661	1,581,035
Retained Earnings — Postpetition	(21,956)	355,967
Adjustments to Owners Equity (attach schedule)	1	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$2,106,706	$1,937,002

TOTAL LIABILITIES AND OWNER'S EQUITY	$2,737,343	$3,160,358

* "Insider" is defined in 11 U.S.C. Section 101(31).

Events by HA-LO
BALANCE SHEET — continuation sheet
April 30, 2002

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	2,158,278	2,336,788
Other Current Assets	2,158,278	2,336,788
Other Assets
Intangible Assets	—	—
Officer advances	—	—
Sample Inventory	—	—
Marketable securities	—	—
Note receivable	—	—
CSV — Life insurance	—	—
Security deposits	—	—
Other assets — miscellaneous	(10,504)	—
Deferred taxes — non current	—	—
Investments	—	—
Other Assets	(10,504)	—
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable-unvouchered receipts	—	—
Accounts payable — rebates receivable	—	—
Accounts payable — manual	16,924	15,146
Customer deposit	596,371	700,189
Accrued interest	—	—
Accrued WIP costs	—	—
Accrued expenses other	—	—
Due to Related Parties	—	—
Deferred Taxes — current	—	—
S/T Restructuring Reserve	—	—
Term loans	—	—
Line of credit	—	—
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	—
Deferred liabilities — other	—	—
Deferred payments — acquisitions	—	—
Deferred taxes — non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	613,294	715,335
Adjustments to Owner Equity
Unamortized compensation — SE	—	—
Cumulative translation adjustment	1	—
CTA — forecast category only	—	—
Retained Earnings — Other	—	—
Adjustments to Owner Equity	1	—

HALO Industries, Inc.
April 2002

Case #02 B 12059 (HALO Industries DIP)

Exhibit G—Schedule of Consolidated Post-Petition Tax Filings & Tax Payments (MOR#4)

In re HALO Industries, Inc.	Case No. 02 B 12059
Debtor	Reporting Period: Apr. 2002

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding
FICA—Employee
FICA—Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

See Exhibit G

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

See Exhibit H1-H4

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

        Current vendor payments terms are Net 7 from receipt date of invoice.

FORM MOR-4
(9/99)

*"Insider" is defined in 11 U.S.C. Section 101(31).

HA-LO INDUSTRIES, INC
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
April 1, 2002 to April 30, 2002

DATE SUBMITTED:	9/9/2002
DATE REQUIRED:	5/10/2002
Vendor #	Payable To/ Address	Total Amount of Check
13824	Alabama Department of Revenue	$2,600.51
PAYTO	Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199
13828	Tax Trust Acct	$108.86
PAYTO	Sales Tax Division PO Box 830725 Birmingham, AL. 35283-0725
	City of Arab Sales Tax Division P.O. Box 1324 Hartselle, AL 35640-1324	$—
23922	Baldwin County	$10.59
PAYTO	Sales & Use Tax Department P.O. Box 369 Foley, AL 36536
13826	City of Birmingham	$26.46
PAYTO	P.O. Box 10566 Birmingham, AL 35296-0001
13840	Cullman County	$—
PAYTX	402 Arnold Street NE PO Box 1206 Cullman, AL 35056-1206
12790	City of Decatur	$—
PAYTX	Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822
13829	City of Huntsville	$6.69
PAYTO	City Clerk P.O. Box 040003 Huntsville, AL. 35804
25578	Jefferson County	$0.87
PAYTO	Department of Revenue P.O. Box 830710 Birmingham, AL 35283-0710
	Morgan County Sales Tax Office PO Box 1848 Decatur, AL. 35602	$—
15880	Colorado Department of Revenue	$1,728.00
PAYTX	Taxpayer Service Division 1375 Sherman Street Denver, CO 80261
23382	City & County of Denver	$332.22
PAYTO1	Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430

13834	State Tax Commission	$4,347.09
PAYTO	PO Box 76 Boise, ID 83707
16885	Massachusetts Department of Revenue	$1,776.58
PAYTO	P.O. Box 7039 Boston, MA 02204
14260	State of Michigan	287.31
PAYTX	Dept 77802 Detroit, MI 48277-0003
1994	Minnesota Department of Revenue	$967.00
PAYTX	Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622
13837	New Jersey Sales Tax	$6,563.06
PAYTO	CN-999 Trenton, NJ 08646-0999
13833	NYS Sales Tax Processing	$11,374.04
PAYTX	General Post Office PO Box 1208 New York, NY 10116-1208
14259	North Carolina Department of Revenue	$11,164.33
PAYTO1	PO Box 25000 Raleigh, NC 27640
14259	North Carolina Department of Revenue	$66.72
PAYTO4	Mecklenburg Public Transportation PO Box 25000 Raleigh, NC 27640
3568	Treasurer of State of Ohio	$7,133.66
PAYTAX	P.O. Box 16560 Columbus, OH 43266-00600
13835	South Carolina Tax Commission	$749.20
PAYTO	SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102
28769	Virginia Department of Taxation	$1,721.98
PAYTX	Processing Services Division PO Box 26626 Richmond, VA 23261-6626
22156	State of Washington	$2,466.73
PAYTO	Department of Revenue PO Box 34051 Seattle, WA 98124-1051
16090	City of Bellevue	$—
Qtrly	P.O. Box 34372
PAYTX1	Seattle, WA 98124-1372

Subtotal of checks required		53,431.90

2

EFT's	NO CHECKS ARE REQUIRED	EFT's
24/30	California Board of Equalization	$76,819.00
10614	Commissioner of Revenue Services	$3,774.50
PAYTX	Department of Revenue Services P.O. Box 5030 Hartford, CT 06102-5030
	Florida Dept of Revenue	$—
	Georgia Dept of Revenue	$49,148.68
	Indiana Dept of Revenue	$8,748.08
Prepays	Illinois Dept of Revenue	$19,759.00
5/7/2002
Prepays	Illinois Dept of Revenue	$19,759.00
5/15/2002
Prepays	Illinois Dept of Revenue	$19,759.00
5/22/2002
Prepays	Illinois Dept of Revenue	$19,759.00
5/31/2002
	Illinois Dept of Revenue	$—
	PA Dept of Revenue	$2,986.85
	Tennessee Department of Revenue	$6,510.00
	Texas Dept of Revenue	$38,830.67
	Wisconsin Department of Revenue	$1,474.19

Subtotal of EFTS		$267,327.97

Total Sales Tax Payments		$320,759.87

	Check Disbursements By Date:
	Check Disbursements Post Marked the 15th	$18,652.02
	Check Disbursements Post Marked the 20th	$32,313.15
	Check Disbursements Post Marked the 25th	$2,466.73
	Check Disbursements Post Marked the 30th	$—
	Total Checks	$53,431.90

	EFT Disbursements By Date:
	EFT Disbursements Posted By Bank On 7th:	$19,759.00
	EFT Disbursements Posted By Bank On 8th:	$—
	EFT Disbursements Posted By Bank On 15th:	$19,759.00
	EFT Disbursements Posted By Bank On 20th:	$107,698.47
	EFT Disbursements Posted By Bank On 22th:	$19,759.00
	EFT Disbursements Posted By Bank On 24th:	$76,819.00
	EFT Disbursements Posted By Bank On 30th:	$—
	EFT Disbursements Posted By Bank On 31th:	$23,533.50
	Total EFT Disbursements	$267,327.97

	Total Disbursements	$320,759.87

3

QuickLinks

April 2002 Consolidated HALO DIP
April 2002 Consolidated Statement of Operations
April 2002 Consolidated Balance Sheet
April 2002 Schedule of Consolidated Post–Petition Tax Filings & Tax Payments